UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 17, 2015

BRADY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 1-14959

Wisconsin	39-0971239
(State of Incorporation)	(IRS Employer Identification No.)
6555 West Good Hope Road
Milwaukee, Wisconsin 53223
(Address of Principal Executive Offices and Zip Code)
(414) 358-6600
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 19, 2015, Brady Corporation (the “Company”) issued a press release announcing its fiscal 2015 second quarter financial results. A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99.1 attached hereto and is incorporated herein by reference.

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(d)On February 17, 2015, the Board of Directors of the Company elected Harold Sirkin to the Board of Directors, effective immediately, following a recommendation of the Corporate Governance Committee of the Board. Mr. Sirkin has been appointed to the Technology Committee of the Board of Directors.
Mr. Sirkin is Senior Partner and Managing Director of Boston Consulting Group (“BCG”), an international management consulting firm, which, from time to time, has provided consulting services to the Company, most recently in fiscal 2014. In fiscal 2014, BCG provided $2.2 million of consulting services to the Company. As a result of his relationship with BCG, the Board of Directors determined that Mr. Sirkin had an indirect material interest in the consulting services transaction under Item 404(a) of Regulation S-K during the Company's fiscal 2014. BCG has not provided consulting services to the Company in fiscal 2015 to date nor are any consulting services proposed.
Mr. Sirkin is eligible to participate in the Company’s equity incentive and other benefit plans on a basis similar to other non-employee directors. Mr. Sirkin will receive an award of 4,250 time-based stock options and 1,450 time-based restricted stock units with a grant date of March 3, 2015.
On February 17, 2015, the Company issued a press release announcing the appointment of Mr. Sirkin to the Board of Directors. A copy of the press release is being provided to the Securities and Exchange Commission as Exhibit 99.2 attached hereto and is incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following are filed as Exhibits to this Report.

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release of Brady Corporation, dated February 19, 2015, relating to second quarter fiscal 2015 financial results.
99.2	Press Release of Brady Corporation, dated February 17, 2015, relating to the appointment of Harold Sirkin to the Board of Directors.
99.3	Informational slides provided by Brady Corporation, dated February 19, 2015, relating to second quarter fiscal 2015 financial results.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION

Date: February 19, 2015	/s/ AARON J. PEARCE
Aaron J. Pearce
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release of Brady Corporation, dated February 19, 2015, relating to second quarter fiscal 2015 financial results.
99.2	Press Release of Brady Corporation, dated February 17, 2015, relating to the appointment of Harold Sirkin to the Board of Directors.
99.3	Informational slides provided by Brady Corporation, dated February 19, 2015, relating to second quarter fiscal 2015 financial results.